[BACK COVER]

            --------------------------------------------------------
                                    Keystone
                                Family Of Funds

                                   [DIAMOND]

                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                Tax Exempt Trust
                                 Tax Free Fund
            --------------------------------------------------------
            This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.


[KEYSTONE]       KEYSTONE
  LOGO]          INVESTMENTS

                 P.O. Box 2121
                 Boston, Massachusetts 02106-2121

S-4 SAR 1/96
93.5 M                              [RECYCLE LOGO]

[FRONT COVER]


            --------------------------------------------------------
                                 K E Y S T O N E

                        [PHOTO OF GIRL WATERING FLOWERS]

                                  SMALL COMPANY
                                GROWTH FUND (S-4)

            --------------------------------------------------------


                                 [KEYSTONE LOGO]

                                SEMIANNUAL REPORT
                                NOVEMBER 30, 1995

PAGE 1
-------------------------------------
Keystone Small Company Growth Fund (S-4)
Seeks long-term growth of capital by investing in emerging growth companies.


Dear Shareholder:

We are pleased to report to you on activities in Keystone Small Company Growth Fund (S-4) for the six-month period which ended November 30, 1995.

Performance
A combination of lower interest rates and non-inflationary growth provided a positive environment for small company (small-cap) stocks--one in which your Fund produced strong results. For the six-month period, your Fund produced a total return of 21.72%, outpacing the Russell 2000, a broad, unmanaged index of small-company stocks, which returned 15.06%. For the twelve-month period, which ended November 30, 1995, your Fund produced a total return of 40.08%.
The Russell 2000 produced a total return of 28.50%.
   In addition, your Fund was recognized by Morningstar, an independent U.S. mutual fund rating service, who assigned Keystone Small Company Growth Fund (S-4) four stars (****)--its second highest rating--for the Fund's risk-adjusted performance out of 2593 equity funds as of November 30, 1995.(1) We consider this validation of your Fund's outstanding long-term performance and our careful stock selection.
   In selecting stocks for the portfolio, we seek small companies which we believe are on the verge of accelerating earnings growth and characterized by innovative products and services. In short, we look for tomorrow's market leaders. These types of companies fared well during the period as economic growth slowed and investors looked for companies that were continuing to grow rapidly in the slower growth environment.

Technology stocks led the small-cap advance
In our search for companies with accelerating earnings growth, we found many in the technology area. While we tend to make investment selections on an individual basis for this Fund, our strategy resulted in a significant weighting in technology stocks. At the end of the period, approximately 40% of net assets were invested in technology companies, and your Fund benefitted from this commitment.
   We believe that much of the growth in technology companies is part of a long-term, broad-based trend that should affect many industries for several years. Demand for technology is coming from both businesses and consumers. To compete in a global economy, U.S. companies must offer better products or services at lower costs. We believe technology, whether electronic components, computerized manufacturing systems or software, should play a major role in improving corporate productivity. Many of the companies that are developing technology-based solutions are small, and we believe there are opportunities for the companies that can develop products that save time, reduce costs and improve ease of use.
   As individuals become more familiar with technology, they are more likely to purchase products that have been improved or are easier to use as a result of technology. For example, the growth in personal computers for home use has risen significantly and, along with it, demand for software, peripheral equipment, and on-line services.

                                --continued--
----------
(1)Source: Morningstar, Inc. Morningstar's proprietary ratings reflect this historical risk-adjusted performance as of November 30, 1995. Ratings are subject to change monthly. They are calculated based on the Fund's 3-, 5- and 10-year average annual return in excess or below the 90-day Treasury bill return. Ratings are not adjusted for sales charges, but are adjusted for other fees. The top 10% of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. In the equity category, the Fund received a 4-star rating for the 3-year and 5-year periods, and a 3-star rating for the 10-year period. There were 1252 funds in the 3-year, 915 funds in the 5-year, and 473 funds in the 10-year category. Past performance does not guarantee future results.

PAGE 2
-------------------------------------
Keystone Small Company Growth Fund (S-4)

Characteristics of investing in small company stocks
We have been impressed with the strong performance of small-cap stocks, especially this year. By themselves, these returns are outstanding. However, as with any investment, understanding the potential risks and rewards is critical to meeting your long term investment goals. Typically small companies have had some of the most rapidly growing earnings rates, which often have resulted in higher stock prices. Yet, the stock prices of these companies also can reverse direction very quickly. We seek to reduce the risks of investing in small-cap stocks through careful company research and diversification. We think we have been reasonably successful at this over the years. Yet, these risks remain inherent in small-cap stock investing.
   Not surprisingly, small-cap stocks experienced a price correction towards the end of the period. We think a short-term or temporary retreat is always possible and should be expected as a normal part of investing in small- cap stocks. Especially after such a period of strong performance in 1995, we think investors should temper their expectations for small-cap returns in 1996. As a result, we think shareholders should have a long-term approach to their investment in Keystone Small Company Growth Fund (S-4).

Our outlook
We believe the combination of low interest rates, modest inflation, and slower economic growth should continue to provide positive conditions for small-cap stocks. We think small companies still offer room for growth and, in our opinion, valuations of these stocks remain attractive. While our long-term outlook for small-caps is positive, it is important to remember that a correction can occur at any time, and that, historically, these stocks have experienced broad price fluctuations. Over the years, however, small-cap stocks have delivered superior returns to long- term investors.
   We appreciate your continued support of Keystone Small Company Growth Fund (S-4). If you have any questions or comments about your investment, please feel free to write to us.

Sincerely,

/s/ Albert H. Elfner, III
----------------------------------

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell
----------------------------------
George S. Bissell
Chairman of the Board
Keystone Funds

                               [PHOTO OF                         [PHOTO OF
                          ALBERT H. ELFNER, III]            GEORGE S. BISSELL]

January 1996              Albert H. Elfner, III             George S. Bissell

PAGE 3
-------------------------------------

                               A Discussion With
                                Your Fund Manager
                          [Photo of Christopher R. Ely]

          Christopher R. Ely is head of Keystone's small-cap growth team and is senior portfolio manager of your Fund. Mr. Ely has 16 years of investment experience and is a Chartered Financial Analyst. He holds a BA in Mathematical Economics from Brown University and an MBA from Babson College. Together with small-cap portfolio manager David L. Smith, the team searches for small companies with accelerating earnings growth.

Q  How did small-cap stocks perform during the six-month period?

A Small-cap stocks continued to rally, fueled by robust corporate earnings, relatively low interest rates, and strong performance by technology companies. Small-caps generated the strongest returns in June and July 1995. In September and October, small-cap stocks experienced a correction, as investors took profits. We viewed the pull back in small-cap stocks as a temporary event and used it as an opportunity to purchase more stocks at attractive prices.

Q  How did the Fund perform?

A We were pleased with the Fund's strong performance which helped it surpass small-cap stock indexes. Your Fund continued its long-term upward trend. During 1995, small companies generated better-than-expected earnings growth rates. This stimulated investor demand for small-company stocks, which boosted stock prices.

Q  Why have small-cap stocks performed so well for so long?

A Small-cap stocks tend to go through six-to-eight year performance cycles. We believe we are in the midst of a positive cycle. While there are bound to be some temporary pull backs in small-cap stock prices, we believe the general trend is up. The cycle tends to be driven by earnings. Investors begin to buy small-cap stocks because of the potential for superior earnings growth. In some cases, the potential for earnings growth is not reflected in the stock price. In other cases, investors are willing to pay more for earnings growth.
   During the most recent cycle, small-cap stocks have also benefited from the trend toward productivity improvement. Small companies--especially technology businesses--are helping corporate America become more competitive in the global economy by reducing costs and enhancing productivity. The trend toward productivity improvement has made the U.S. one of the world's low cost producers of goods and services. We believe these factors, combined with a low interest rate and low inflation environment, have been positive for small-caps.

Q  Do you expect small-cap stocks to continue to rise over the long-term?

A We believe there is still plenty of steam left in small-cap stocks. We think we are in the fifth year of the six-to-eight year small-cap cycle and believe there should still be room for growth. Nevertheless, we are watching

--------------------------------------------------------------------------------
Fund Profile
Objective: Seeks long-term growth of capital by investing in emerging growth companies.
Commencement of investment operations: September 11, 1935
Number of stocks: 171
Net assets: $1,942 million
Newspaper listing: SCoGS4
--------------------------------------------------------------------------------

PAGE 4
-------------------------------------
Keystone Small Company Growth Fund (S-4)

--------------------------------------------------------------------------------
[LINE CHART]


U.S. Small Cap Cycle
as of November 30, 1995

12/85   1.739        11/91   1.352
        1.706                1.378
        1.678                1.44
        1.651                1.452
        1.647                1.475
        1.643                1.489
        1.638                1.509
        1.616                1.517
        1.594                1.541
        1.572                1.575
        1.553                1.599
        1.57                 1.646
        1.587                1.682
        1.585                1.713
        1.58                 1.702
        1.572                1.731
        1.541                1.734
        1.506                1.733
        1.432                1.728
        1.405                1.72
        1.377                1.716
        1.341                1.698
        1.305                1.698
        1.277                1.702
        1.263                1.737
        1.247                1.757
        1.233                1.784
        1.228                1.775
        1.227                1.788
11/89   1.234        11/93   1.829
        1.228                1.851
        1.218                1.891
        1.211                1.922
        1.209                1.956
        1.201                1.996
        1.191                2.014
        1.182                2.008
        1.176                2.012
        1.172                2.018
        1.162                2.065
        1.148                2.066
        1.128                2.053
        1.124                2.039
        1.123                2.006
        1.127                1.965
        1.129                1.96
        1.14                 1.926
        1.144                1.899
        1.155                1.875
        1.164                1.852
        1.178                1.793
        1.19                 1.735
        1.211                1.713
        1.242                1.691
        1.273                1.687
        1.3                  1.695
        1.325                1.718
        1.338                1.706
                             1.707
                             1.711
                     11/95   1.707

Ratio below 2.0 represents attractive value

[Key] 12 Month Moving Average

Comparison of price to earnings ratio (P/E) of Keystone Small Company Growth Fund (S-4) to the S&P 500 Index.
--------------------------------------------------------------------------------

our valuations very carefully. One way we monitor valuations is by comparing the price to earnings ratio (P/E) of small-cap stocks to the P/E of a broader market average, such as the Standard and Poor's 500. When the estimated relative P/E ratio on the chart is 1.0, that means the P/E for small and large cap stocks are the same ratio. A P/E of 2.0 means that small-cap P/Es are twice as expensive as large-cap stocks. We believe when the P/E is below 2.0, small-cap stocks are not fully valued compared to large-cap stocks. With the estimated relative P/E at 1.47 as of November 30, 1995, we think that small-cap stocks can rise further.

Q  What is your investment philosophy in managing the Fund?

A We invest in small company stocks. We find small- caps in a variety of market sectors that we believe have superior growth rates and accelerating earnings. Specifically, we seek out companies with projected earnings growth rates of 20% or more each year. Generally, these

Top 5 Industries
as of November 30, 1995

                          Percentage of
Industry                  net assets
----------------------------------------
Software services            19.7
----------------------------------------
Electronics products         12.7
----------------------------------------
Telecommunications            8.2
----------------------------------------
Retail                        7.8
----------------------------------------
Finance                       7.3
----------------------------------------

stocks have market capitalizations (stock price multiplied by total shares outstanding) of about $1 billion or less when we purchase them. We look for companies with high levels of profitability and attractive stock prices. These are typically companies that have distinctive products or services which will set them apart. In essence, we are looking for tomorrow's market leaders. This strategy led to concentrations in certain areas, such as technology, biotechnology, and specialty retailers.

Q Technology companies continued to be a major part of the Fund's portfolio. Did you make changes in this sector?

A Technology stocks led the small-cap rally, and the Fund benefitted significantly from its significant weighting in this sector. At the end of the period on November 30, 1995, technology stocks comprised 40% of net assets. We changed the mix of technology stocks we held in the portfolio. We took profits in semiconductor stocks that had performed well and that we believed had become overvalued.

   We increased the Fund's holdings in software companies. We continue to believe that businesses that have developed programs that have the potential to save time or money have a great deal of growth potential. For example, we invested in Adobe Systems, a leader in desktop publishing software. We also continued to hold shares in Synopsys, a major supplier of electronic design automation software, and Parametric Technology, a leader in mechanical design software.

PAGE 5
-------------------------------------


Top 10 Holdings
as of November 30, 1995
                                                          Percentage of
Company                   Industry                        net assets
------------------------------------------------------------------------
Parametric Technology     Software services                    2.9
------------------------------------------------------------------------
HFS                       Amusements                           2.9
------------------------------------------------------------------------
Adobe Systems             Software services                    2.8
------------------------------------------------------------------------
America On-Line           Software services                    1.9
------------------------------------------------------------------------
EMC                       Office and business equipment        1.8
------------------------------------------------------------------------
Staples                   Retail                               1.8
------------------------------------------------------------------------
BMC Software              Software services                    1.8
------------------------------------------------------------------------
Cabletron Systems         Telecommunications                   1.7
------------------------------------------------------------------------
Solectron                 Electronics products                 1.7
------------------------------------------------------------------------
Analog Devices            Electronics products                 1.5
------------------------------------------------------------------------

Their productivity enhancing solutions continue to fuel growth of over 30% per year.

Q  You began to build a position in biotechnology stocks. Why?

A The biotechnology industry is maturing, and we believe that it is less speculative than it was a few years ago. There are several companies that have made significant progress in the development of products for the treatment of diseases such as cancer, the HIV virus, arthritis, and neurological disorders. Some of these products have shown promise in early testing trials. Many of the companies in which we invested tend to emphasize one area of research. For example, Gilead Sciences and Agouron Pharmaceuticals concentrate primarily on HIV research.

Q At about 7% of net assets, retail stocks are among the Fund's top five industries. In what types of retail companies did you invest?

A We continued to emphasize specialty retailers. For example, Staples, a large office supply store is among the Fund's top ten holdings. In the office supply area, we also hold shares of Corporate Express and Office Max. We added O'Reilly Automotive and Discount Auto Parts to the portfolio. We also continued to hold shares of Sunglass Hut, an international retailer that sells high fashion eyewear. The common theme among these companies is that each has significant market share in its niche market, and each business is growing rapidly.

Q Finance stocks have grown to about 7% of net assets. What companies were attractive there?

A Two trends were beneficial to bank stocks-- declining interest rates and the move toward consolidation in the banking industry. Declining rates generally benefit financial companies, and many banks are reinventing themselves through aggressive marketing and expansion. This can also make them attractive takeover candidates. We added to our holdings of TCF, a regional bank based in Minneapolis, to the portfolio. TCF has experienced significant business growth and has acquired smaller banks. We also added Boston Federal Savings and Queen's County Bank Corp. We invested in banks that have the potential to generate attractive earnings and that may be takeover candidates.

Q  What is your outlook?

A Our long-term outlook for small-cap stocks is positive and we believe that small-cap stock valuations continue to be attractive. We expect the U.S. economy to grow at a sustainable pace with inflation and interest rates at relatively low levels. While we think that the long-term trend for small-cap stocks is up, we believe the trend may be punctuated with short-term corrections. Over time, we believe small-cap stocks have the potential to provide superior returns to long-term investors who are willing to ride out the ups and downs of the market.

                      This column is intended to answer
              questions about your Fund. If you have a question
                  you would like answered, please write to:
                    Keystone Investment Distributors, Inc.
                Attn: Shareholder Communications, 22nd Floor,
                             200 Berkeley Street,
                      Boston, Massachusetts 02116-5034.

PAGE 6
-------------------------------------
Keystone Small Company Growth Fund (S-4)

Your Fund's Performance

--------------------------------------------------------------------------------
[MOUNTAIN CHART]


Growth of an investment in
Keystone Small Company Growth Fund (S-4)

In Thousands

           Initial      Reinvested
         Investment   Distributions

11/85      10000         10000
           10033         11363
11/87       7451          9397
            7288         11153
11/89       9281         14328
            8317         12955
11/91      12042         20018
           11667         24742
11/93      12843         30452
           12239         31783
11/95      15474         44522

Total Value: $44,522


A $10,000 investment in Keystone Small Company Growth Fund (S-4) made on November 30, 1985 with all distributions reinvested was worth $44,522 on November 30, 1995. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------


The "If you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.
   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Six-Month Performance as of November 30, 1995
================================================================================
Total return*                  21.72%
Net asset value    5/31/95    $ 8.62
                  11/30/95    $ 9.47
Dividends                       None
Capital gains                 $ 1.01
*Before deduction of contingent deferred sales charge (CDSC).

Historical Record as of November 30, 1995
================================================================================
                               If you     If you did
Cumulative total return       redeemed    not redeem
1-year                          37.08%       40.08%
5-year                         243.67%      243.67%
10-year                        345.22%      345.22%

Average annual total return
1-year                          37.08%       40.08%
5-year                          28.01%       28.01%
10-year                         16.11%       16.11%

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
-------------------------------------

                                  Glossary of
                                Mutual Fund Terms

   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.
   PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.
   STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.
   BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.
   CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.
   MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.
   NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.
   DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.
   CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.
   YIELD--The annualized rate of income as measured against the current net asset value of fund shares.
   TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.
   SHORT-TERM--An investment with a maturity of one year or less. LONG-TERM--An investment with a maturity of greater than one year.
   AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.
   OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 8
-------------------------------------
Keystone Small Company Growth Fund (S-4)

SCHEDULE OF INVESTMENTS--November 30, 1995
(Unaudited)

                                                        Market
                                          Shares        Value
==================================================================
COMMON STOCKS (95.8%)
AEROSPACE (0.2%)
  Tracor, Inc. (a)                        250,000    $  3,750,000
------------------------------------------------------------------
                                                        3,750,000
------------------------------------------------------------------
AIR TRANSPORTATION (0.7%)
  Atlantic Southeast Airlines, Inc.       250,000       6,531,250
  Midwest Express Hldgs., Inc.            122,000       3,599,000
  Skywest, Inc.                           241,000       3,328,813
------------------------------------------------------------------
                                                       13,459,063
------------------------------------------------------------------
AMUSEMENTS (6.6%)
  Harrah's Entertainment, Inc.            500,000      12,437,500
  HFS Inc.                                800,000      55,400,000
  Hollywood Casino Corp., Class A (a)     886,011       4,762,309
  La Quinta Inns, Inc.                    300,000       8,137,500
  Mirage Resorts, Inc. (a)                700,000      23,712,500
  Players International, Inc.             476,400       6,282,525
  Promus Cos., Inc. (a)                   450,000       9,956,250
  Station Casinos, Inc. (a)               500,000       7,500,000
------------------------------------------------------------------
                                                      128,188,584
------------------------------------------------------------------
AUTOMOTIVE (1.8%)
  Exide Securities Corp.                  351,900      16,143,413
  Lear Seating Corp. (a)                  631,000      17,668,000
  Safety Components International, Inc.   150,000       2,362,500
------------------------------------------------------------------
                                                       36,173,913
------------------------------------------------------------------
BUILDING MATERIALS (1.4%)
  Centex Construction Co. (a)             253,500       3,549,000
  Champion Enterprises, Inc.              292,000       8,760,000
  Elcor Corp.                              60,300       1,258,763
  Mohawk Industries, Inc. (a)             300,000       5,212,500
  Oakwood Homes Corp.                     203,500       8,343,500
------------------------------------------------------------------
                                                       27,123,763
------------------------------------------------------------------
BUSINESS SERVICES (0.5%)
  Safeguard Scientifics, Inc.              83,900       4,153,050
  Security Dynamics Technologies, Inc.    117,400       5,825,975
------------------------------------------------------------------
                                                        9,979,025
------------------------------------------------------------------

                                                        Market
                                          Shares        Value
==================================================================
CAPITAL GOODS (1.9%)
  AGCO Corp.                              502,000    $ 21,648,750
  TriMas Corp.                            200,000       3,850,000
  Wabash National Corp.                   400,000      11,200,000
------------------------------------------------------------------
                                                       36,698,750
------------------------------------------------------------------
CHEMICALS (0.3%)
  Applied Extrusion Technologies, Inc.    300,000       3,825,000
  Schulman (A.), Inc.                     120,937       2,191,974
------------------------------------------------------------------
                                                        6,016,974
------------------------------------------------------------------
CONSUMER GOODS (2.2%)
  Blyth Industries, Inc. (a)              135,000       7,576,875
  Department 56, Inc. (a)                 600,000      24,750,000
  DeVry, Inc. (a)                         410,000      10,916,250
------------------------------------------------------------------
                                                       43,243,125
------------------------------------------------------------------
DRUGS (2.1%)
  Agouron Pharmaceuticals, Inc. (a)       250,000       7,500,000
  Amylin Pharmaceuticals, Inc.            433,600       3,008,100
  Autoimmune, Inc.                        300,000       3,150,000
  Cephalon, Inc.                          221,500       6,174,313
  Gilead Sciences, Inc.                   416,000      10,816,000
  Human Genome Sciences, Inc.             166,000       4,482,000
  Mylan Laboratories, Inc.                150,000       3,506,250
  Sequus Pharmaceuticals, Inc.            284,000       3,514,500
------------------------------------------------------------------
                                                       42,151,163
------------------------------------------------------------------
ELECTRONICS PRODUCTS (12.7%)
  Alliance Semiconductor Corp. (a)        400,000       8,925,000
  Analog Devices, Inc. (a)                800,000      29,600,000
  Cyberoptics Corp.                       249,500       8,483,000
  ElectroGlas, Inc. (a)                   250,000      14,718,750
  FEI Corp.                               182,000       2,081,625
  KLA Instruments Corp. (a)               658,900      22,896,775
  LAM Research Corp. (a)                  100,000       5,500,000
  Linear Technology Corp.                 320,000      14,400,000
  Mattson Technology, Inc. (a)            400,000       8,950,000
  Maxim Integrated Products, Inc. (a)     293,000      21,865,125
  Merix Corp. (a)                         300,000      10,950,000
  Microchip Technology, Inc. (a)          450,000      18,112,500
  SDL, Inc. (a)(d)                        500,000      11,000,000
  Solectron Corp. (a)                     775,000      32,937,500

See Notes to Schedule of Investments.

PAGE 9
-------------------------------------

SCHEDULE OF INVESTMENTS--November 30, 1995
(Unaudited)
                                                        Market
                                          Shares        Value
==================================================================
ELECTRONICS PRODUCTS--continued
  Teradyne, Inc. (a)                      750,000    $ 19,593,750
  Xilinx, Inc. (a)                        500,000      16,093,750
------------------------------------------------------------------
                                                      246,107,775
------------------------------------------------------------------
FINANCE (7.3%)
  BISYS Group, Inc. (a)                   630,500      17,772,219
  BostonFed Bancorp, Inc.                 300,000       3,562,500
  Chronicle 2001 Mutual Fund (a)        1,653,374         611,408
  First Empire State Corp.                 25,000       5,200,000
  Greenpoint Financial Corp.              335,000       8,751,875
  Greentree Financial Corp.               470,000      13,277,500
  Independent Bank Corp.                  325,000       2,275,000
  Long Islands Bancorp, Inc.              356,400       9,132,750
  Mercury Finance Co.                     600,000       8,550,000
  Queen's County Bancorp                   72,200       2,915,075
  Schwab (Charles) & Co., Inc.            400,000       9,700,000
  Standard Federal Bank, Troy Michigan    500,000      19,187,500
  TCF Financial Corp.                     371,500      22,429,313
  Washington Mutual, Inc.                 635,000      17,899,063
------------------------------------------------------------------
                                                      141,264,203
------------------------------------------------------------------
HEALTH CARE SERVICES (7.2%)
  Arrow International, Inc.               175,400       7,849,150
  ARV Assisted Living, Inc.                76,300         782,075
  Avecor Cardiovascular, Inc.             400,000       6,250,000
  Emeritus Corp.                          400,000       6,000,000
  Genzyme Corp.                           300,000       5,231,250
  Health Management Associates, Inc.,
    Class A (a)                         1,116,563      29,588,906
  Idexx Laboratories, Inc.                213,300       9,491,850
  I-STAT Corp.                            221,389       7,665,594
  Lifecore Biomedical, Inc.               365,000       4,904,688
  Medisense, Inc.                         200,000       5,125,000
  Metra Biosystems, Inc.                  300,000       6,300,000
  Occusystems, Inc. (a)                   300,000       5,887,500
  Perclose, Inc.                           51,000         714,000
  Physician Reliance Network, Inc. (a)    400,000      14,350,000
  Target Therapeutics, Inc. (a)           123,700       9,694,988
  Thermo Cardiosystems, Inc. (a)          320,000      18,680,000
  Total Renal Care Hldgs., Inc.            60,000       1,612,500
------------------------------------------------------------------
                                                      140,127,501
------------------------------------------------------------------
INSURANCE (1.6%)
  Berkley (W.R.) Corp.                    200,000       8,975,000
  HCC Insurance Hldgs., Inc.              300,000      10,012,500
  Meadowbrook Insurance Group, Inc.        10,500         291,375
  NAC Re Corp.                            137,500       4,537,500
  SunAmerica, Inc.                        163,500       7,704,938
------------------------------------------------------------------
                                                       31,521,313
------------------------------------------------------------------
NATURAL GAS (0.6%)
  Cairn Energy USA, Inc.                  300,000       3,731,250
  Nuevo Energy Co. (a)                    400,000       8,900,000
------------------------------------------------------------------
                                                       12,631,250
------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (2.5%)
  Centigram Communications Corp.          232,200       4,963,275
  EMC Corp. (a)                         2,000,000      35,750,000
  Network Appliance, Inc.                  20,000         608,750
  Read Rite Corp. (a)                     243,200       6,657,600
------------------------------------------------------------------
                                                       47,979,625
------------------------------------------------------------------
OIL (0.4%)
  Triton Energy Corp.                     152,000       7,676,000
------------------------------------------------------------------
OIL SERVICES (2.0%)
  Dual Drilling Co. (a)                   500,000       5,093,750
  Ensco International, Inc.               867,900      14,645,813
  Falcon Drilling, Inc.                   300,000       3,843,750
  Newpark Resources, Inc.                 370,545       6,692,961
  Tidewater, Inc.                         300,000       8,587,500
------------------------------------------------------------------
                                                       38,863,774
------------------------------------------------------------------
RESTAURANTS (2.7%)
  Apple South, Inc.                       400,000       8,450,000
  Applebee's International, Inc.          500,000      13,906,250
  Outback Steakhouse, Inc. (a)            475,000      17,278,125
  Papa John's International, Inc. (a)     182,800       7,826,125
  Starbucks Corp. (a)                     150,000       6,337,500
------------------------------------------------------------------
                                                       53,798,000
------------------------------------------------------------------
RETAIL (7.8%)
  Barnes and Noble, Inc.                  400,000      14,700,000
  Corporate Express, Inc. (a)             500,000      13,375,000

                                         (continued on next page)

PAGE 10
-------------------------------------
Keystone Small Company Growth Fund (S-4)

SCHEDULE OF INVESTMENTS--November 30, 1995
(Unaudited)
                                                        Market
                                          Shares        Value
==================================================================
RETAIL--continued
  Discount Auto Parts, Inc.               300,000    $  8,325,000
  Hollywood Entertainment Corp.           500,000       8,093,750
  Kohl's Corp. (a)                        183,600       9,914,400
  Office Max, Inc. (a)                    900,000      20,475,000
  O'Reilly Automotive, Inc.               156,800       4,664,800
  PETsMart, Inc. (a)                      515,000      16,480,000
  Sports Authority, Inc.                  300,000       6,337,500
  Staples, Inc. (a)                     1,387,500      35,641,406
  Sunglass Hut International, Inc. (a)    600,000      12,525,000
------------------------------------------------------------------
                                                      150,531,856
------------------------------------------------------------------
SERVICES (3.7%)
  Allwaste, Inc. (a)                      628,500       2,671,125
  Equity Corporation International (a)    195,000       3,802,500
  G & K Services, Class A                 216,300       4,974,900
  Loewen Group, Inc.                      379,900      10,114,838
  Molten Metal Technology, Inc. (a)       339,600      12,522,750
  Peak Technologies Group, Inc. (a)       289,900       7,899,775
  Sanifill, Inc. (a)                      266,000       8,911,000
  Thermedics, Inc. (a)                    450,000       9,843,750
  U.S. Filter Corp. (a)                   500,000      11,000,000
------------------------------------------------------------------
                                                       71,740,638
------------------------------------------------------------------
SOFTWARE SERVICES (19.7%)
  Adobe Systems, Inc.                     800,000      54,250,000
  America On-Line, Inc.                   890,000      36,434,375
  Arbor Software Corp.                     11,600         498,800
  Avant Corp.                             251,400      11,187,300
  BDM International, Inc.                 267,600       7,108,125
  BMC Software, Inc.                      800,000      33,900,000
  Broderbund Software, Inc.               375,000      24,187,500
  Computron Software, Inc.                300,000       4,612,500
  Dialogic Corp.                          186,900       5,957,438
  Edmark Corp.                            263,400      10,766,475
  Epic Design Technology, Inc. (a)        427,800       9,090,750
  Geoworks, Inc. (a)                      500,000       8,812,500
  INSO Corp. (a)                          368,500      14,832,125
  Intuit, Inc.                             47,100       3,968,175
  Manugistics Group, Inc.                 346,600       5,978,850
  Maxis, Inc. (d)                         351,500      14,543,313
  McAfee Associates, Inc. (a)              74,400       3,552,600
  Mercury Interactive Corp. (a)           500,000      11,687,500
  Minnesota EDL Computing Corp.            56,000       1,850,375
  Orion Network Systems, Inc.             257,000       1,782,938
  Parametric Technology Corp. (a)         790,000      55,991,250
  Platinum Software Corp.                 217,500       1,454,531
  Project Software & Development,
    Inc. (a)                              323,500      10,493,531
  Seer Technologies, Inc.                 249,500       3,680,125
  Software Artistry, Inc. (a)             320,000       5,760,000
  Summit Medical Systems, Inc.            197,500       4,431,406
  Symantec Corp.                          237,800       6,316,563
  Synopsys, Inc. (a)                      760,500      26,142,188
  Walker Interactive Systems, Inc.        349,500       2,621,250
------------------------------------------------------------------
                                                      381,892,483
------------------------------------------------------------------
TELECOMMUNICATIONS (8.2%)
  3Com Corp. (a)                          500,000      22,906,250
  Cabletron Systems, Inc. (a)             400,000      33,200,000
  Cidco Group, Inc. (a)                   346,900       9,279,575
  DSC Communications Corp. (a)            395,100      15,631,144
  FTP Software, Inc.                      300,000       9,131,250
  Heartland Wireless Communications,
    Inc.                                  301,500       8,442,000
  Netcom Online Communications (a)        300,000      22,050,000
  Netmanage, Inc. (a)                     700,000      15,881,250
  P Comm, Inc. (a)                        276,100       4,728,213
  VTel Corp.                              300,000       5,981,250
  Winstar Communications, Inc.            800,000      11,200,000
------------------------------------------------------------------
                                                      158,430,932
------------------------------------------------------------------
TEXTILES (0.6%)
  Authentic Fitness Corp.                 535,700      11,316,663
  Transportation (1.1%)
  Landstar System, Inc.                   276,400       7,082,750
  Railtex, Inc.                           325,000       6,662,500
  Swift Transportation Co., Inc. (a)      407,500       6,774,688
------------------------------------------------------------------
                                                       20,519,938
------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost--$1,217,654,549)                            1,861,186,311
==================================================================

See Notes to Schedule of Investments.

PAGE 11
-------------------------------------

SCHEDULE OF INVESTMENTS--November 30, 1995
(Unaudited)

                                                     Maturity    Maturity         Par            Market
                                          Coupon       Date       Value          Value           Value
============================================================================================================
INDUSTRIAL BONDS & NOTES (0.3%)
Amusements (0.3%)
Hemmeter Enterprises, Inc., Sr.
 PIK Note (c)
                                            12.00%     2000    $16,642,763    $16,642,763    $    6,324,250
------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$17,670,920)                                                            6,324,250
============================================================================================================
                                                                                Maturity
                                                                                 Value
============================================================================================================
SHORT-TERM INVESTMENTS (3.7%)
Investments in repurchase agreements, in a joint trading account
  purchased 11/30/95, 5.8811%, maturing 12/01/95                               71,804,728        71,793,000
------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost--
    $71,793,000) (b)                                                                             71,793,000
============================================================================================================
                                                                Expiration
                                                                    Date         Shares
============================================================================================================
WARRANTS/RIGHTS (0.0%)
Amusements (0.0%)
Hemmeter Enterprises, Inc. (a)(c)                                 12/15/99        292,400               292
Hemmeter Enterprises, Inc. (a)(c)                                 12/15/99         78,750                79
TOTAL WARRANTS/RIGHTS (Cost--$1,866,383)                                                                371
============================================================================================================
TOTAL INVESTMENTS (Cost $1,308,984,852)                                                       1,939,303,932
------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY HOLDINGS (Cost $965,450) (0.1%)                                                    963,628
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (0.1%)                                                          1,954,305
------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                            $1,942,221,865
============================================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income-producing security.
(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at November 30, 1995.
(c) Each unit is comprised of $1,000 par Senior Secured PIK note and 15 warrants.
(d) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940).

See Notes to Financial Statements.

PAGE 12
-------------------------------------
Keystone Small Company Growth Fund (S-4)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                             Six Months                             Year Ended May 31,
                                Ended     ---------------------------------------------------------------------
                              11/30/95           1995            1994       1993 (a)     1992 (a)     1991 (a)
===============================================================================================================
                             (Unaudited)
Net asset value
  beginning of year               $8.62            $7.64           $7.95       $7.61        $7.17        $6.24
---------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income
  (loss)                          (0.06)           (0.07)          (0.12)      (0.12)       (0.08)       (0.04)
Net realized and
  unrealized gains
  (losses) on investments          1.92             1.68            0.63        1.82         0.98         1.17
---------------------------------------------------------------------------------------------------------------
Total from investment
  operations                       1.86             1.61            0.51        1.70         0.90         1.13
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Capital gains                     (1.01)           (0.63)          (0.82)      (1.36)       (0.46)       (0.20)
---------------------------------------------------------------------------------------------------------------
Total distributions               (1.01)           (0.63)          (0.82)      (1.36)       (0.46)       (0.20)
---------------------------------------------------------------------------------------------------------------
Net asset value end of
  year                            $9.47            $8.62           $7.64       $7.95        $7.61        $7.17
===============================================================================================================
Total return (b)                  21.72%           23.58%           6.84%      28.76%       13.45%       19.42%
Ratios/supplemental data
Ratios to average net
  assets:
 Total expenses                    1.75%(b)         1.78%           1.73%       2.04%        1.47%        1.48%
 Net investment (loss)            (1.31%)(c)       (1.10%)         (1.49%)     (1.68%)      (1.09%)      (0.68%)
Portfolio turnover rate              35%              38%             60%         78%          81%          73%
---------------------------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                $1,942,222       $1,459,955      $1,005,595    $965,959     $702,442     $623,291
===============================================================================================================

(a) Calculation based on average shares outstanding.
(b) Excluding applicable sales charges.
(c) Annualized.

See Notes to Financial Statements.

PAGE 13
-------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995 (Unaudited)

================================================================================
Assets (Note 1):
 Investments at market value:
 Unaffiliated issuers (identified cost $1,295,557,151)         $1,928,303,932
 Affiliated issuers (identified cost $13,427,701)                  11,000,000
 Foreign currency holdings (identified cost--$965,450)                963,628
--------------------------------------------------------------------------------
 Total investments and foreign currency holdings                1,940,267,560
 Cash                                                                 291,986
 Receivable for:
  Investments sold                                                 14,160,130
  Fund shares sold                                                 17,978,991
  Interest and dividends                                              396,841
 Prepaid expenses                                                      49,776
 Other assets                                                          16,060
--------------------------------------------------------------------------------
  Total assets                                                  1,973,161,344
--------------------------------------------------------------------------------
Liabilities (Note 4):
 Payable for:
  Investments purchased                                            22,980,710
  Fund shares redeemed                                              1,858,153
 Distribution to shareholders                                       5,718,831
 Other accrued expenses and liabilities                               381,785
--------------------------------------------------------------------------------
  Total liabilities                                                30,939,479
--------------------------------------------------------------------------------
Net assets                                                     $1,942,221,865
================================================================================
Net assets represented by (Notes 1 and 2):
 Paid-in capital                                               $1,274,461,615
 Undistributed net investment income (loss)                        (3,627,360)
 Accumulated net realized gains (losses) on investment
    transactions and foreign currency related transactions         41,070,374
 Net unrealized appreciation on investments and foreign
    currency holdings                                             630,317,236
--------------------------------------------------------------------------------
  Total net assets applicable to outstanding shares of
     beneficial interest ($9.47 per share on 205,062,404
     shares outstanding)                                       $1,942,221,865
================================================================================


STATEMENT OF OPERATIONS
Six Months Ended November 30, 1995 (Unaudited)

================================================================================
Investment income (Note 1):
  Dividends (less foreign withholding tax of
    $8,494)                                                      $  1,632,086
  Interest                                                          2,034,372
--------------------------------------------------------------------------------
    Total income                                                    3,666,458
--------------------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fee                                $  3,968,026
 Transfer agent fees                              2,020,846
 Accounting, auditing and legal                      28,454
 Custodian fees                                     149,031
 Printing                                            18,222
 Trustees' fees and expenses                         37,114
 Distribution Plan expenses                       8,475,917
 Registration fees                                   34,165
 Miscellaneous expenses                              42,891
--------------------------------------------------------------------------------
  Total expenses                                                   14,774,666
--------------------------------------------------------------------------------
 Net investment loss                                              (11,108,208)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments and foreign currency related
   transactions (Notes 1 and 3):
   Net realized gain (loss) on:
     Investments                                   155,462,966
     Foreign currency related transactions             (52,712)
--------------------------------------------------------------------------------
   Net realized gain on investment and foreign
     currency related transactions                                155,410,254
--------------------------------------------------------------------------------
   Net change in unrealized appreciation
     (depreciation) on investments                                167,873,636
--------------------------------------------------------------------------------
   Net gain (loss) on investment and foreign
     currency related transactions                                323,283,890
--------------------------------------------------------------------------------
   Net increase in net assets resulting from
     operations                                                  $312,175,682
================================================================================

See Notes to Financial Statements.

PAGE 14
-------------------------------------
Keystone Small Company Growth Fund (S-4)

STATEMENTS OF CHANGES IN NET ASSETS

                                                Six Months Ended      Year Ended
                                               November 30, 1995     May 31, 1995
===================================================================================
                                                  (Unaudited)
Operations:
  Net investment loss                            $  (11,108,208)    $  (13,214,945)
  Net realized gain on investment and
  foreign currency related transactions             155,410,254         82,349,681
  Net change in unrealized appreciation or
    depreciation on investments                     167,873,636        207,499,070
-----------------------------------------------------------------------------------
  Net increase in net assets resulting from
    operations                                      312,175,682        276,633,806
-----------------------------------------------------------------------------------
Distributions to shareholders from net
  realized gains on investment transactions
  (Notes 1 and 5):                                 (173,761,257)       (85,473,776)
-----------------------------------------------------------------------------------
Capital share transactions (Note 2):
  Proceeds from shares sold                         715,486,004        776,843,226
  Payments for shares redeemed                     (511,353,989)      (582,622,286)
  Net asset value of shares issued in
    reinvestment of distributions from
    capital gains                                   139,720,567         68,978,844
-----------------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions                      343,852,582        263,199,784
-----------------------------------------------------------------------------------
      Total increase in net assets                  482,267,007        454,359,814
Net assets:
  Beginning of year                               1,459,954,858      1,005,595,044
-----------------------------------------------------------------------------------
  End of year [including undistributed net
    investment income (loss) as follows:
    November 30, 1995--($3,627,360) and May
    31, 1995--$7,480,848] (Note 1)               $1,942,221,865     $1,459,954,858
===================================================================================

See Notes to Financial Statements.

PAGE 15
-------------------------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies
Keystone Small Company Growth Fund (S-4), (the "Fund"), is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment
Adviser. The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.
   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone and its affiliates. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the- counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair under the direction of the Board of Trustees:
(a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk

PAGE 16
-------------------------------------
Keystone Small Company Growth Fund (S-4)

that the other party will not be able to complete the obligations of the contract.

Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investment, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/ depreciation of investments.

B. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and/or Federal Agency obligations.

E. The Fund distributes net investment income and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to the differing treatment of 12b-1 expenses prior to April 1995 and foreign currency gains and losses.

PAGE 17
-------------------------------------

(2.) Capital Share Transactions

The Trust agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                      Six Months Ended    Year Ended
                                     November 30, 1995   May 31, 1995
======================================================================
Shares sold                              74,267,969       102,978,570
Shares redeemed                         (53,039,971)      (75,737,013)
Shares issued in reinvestment of
  distributions from capital gains       14,560,340        10,332,058
----------------------------------------------------------------------
Net increase                             35,788,338        37,573,615
======================================================================
   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.
   In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays brokers or others a commission equal to 4.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.
   To the extent Fund shares purchased prior to January 1, 1992 are redeemed within four calendar years of original issuance, depending on when these shares were sold, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.
   The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar quarter (approximately 1.25% annually) occurring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1.00%, of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).
   KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC since January 1, 1992.

PAGE 18
-------------------------------------
Keystone Small Company Growth Fund (S-4)

   Commencing on July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund. During the six months ended November 30, 1995, KIDC received $759,293 in contingent deferred sales charges.
   During the six months ended November 30, 1995, the Fund paid KIDC
$8,475,917 under its Distribution Plan. (1.00% of the Fund's average daily net assets on an annualized basis). During the year, KIDC received $4,016,293 after payments of commissions on new sales to dealers and others of $10,730,435.
   Under the NASD Rule, the maximum uncollected amount for which KIDC may seek from the Fund under its Distribution Plan is $7,585,663 as of November
30, 1995 (0.78% of the Fund's net assets at November 30, 1995.)

(3.) Securities Transactions
For the six months ended November 30, 1995 purchases and sales of investment securities (including proceeds received at maturity) were as follows:

                             Cost of          Proceeds
                            Purchases        From Sales
==========================================================
Portfolio securities     $  695,654,000    $  576,912,155
Short-term investments    4,400,416,696     4,351,501,000
----------------------------------------------------------
                         $5,096,070,696    $4,928,113,155
==========================================================

(4.) Investment Management Agreement and Other Transactions
Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily. The management fee is determined by applying percentage rates, that start at 0.70% and declines as net assets increase to 0.35% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory
Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.
   During the six months ended November 30, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $3,968,026 which represented 0.47% of the Fund's average net assets on an annualized basis. Of such amount paid to KMI, $3,372,822 was paid to Keystone for its services to the Fund.
   During the six months ended November 30, 1995, the Fund paid or accrued $15,901 to KII as reimbursement for certain accounting services. The Fund paid or accrued $2,020,846 to KIRC for transfer agent services.

(5.) Other
Shareholders will receive upon request a list of securities in the Fund's portfolio as of the end of a fiscal quarter of the Fund.

PAGE 19
-------------------------------------

                              Keystone's Services
                                for Shareholders

   KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.
   EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.
   ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.
   REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.
   EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.
   ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.
   CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.
   EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.
   RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.
   Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.